UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2017

Safety, Income and Growth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38122	81-4253271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

(212) 930-9400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01                                           Entry into a Material Definitive Agreement.

Agreements Entered Into in Connection with the Initial Public Offering

In connection with the initial public offering (the “Offering”) by Safety, Income and Growth, Inc. (the “Company”) of its common stock, $0.01 par value per share (the “Common Stock”), described in the Company’s prospectus dated June 21, 2017 (the “Prospectus”), filed with the Securities and Exchange Commission on June 23, 2017 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Company’s Registration Statement on Form S-11 (File No. 333-217224) (as amended, the “Registration Statement”), the following agreements were entered into on the dates indicated below:

1)             the Underwriting Agreement, dated as of June 21, 2017 (the “Underwriting Agreement”), among the Company, Safety Income and Growth Operating Partnership LP (the “Operating Partnership”) and SFTY Manager LLC (the “Manager”), on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein, on the other hand;

2)             the First Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “LPA”), dated as of June 27, 2017, among the Company and SIGOP GenPar LLC (the “General Partner”);

3)             the Management Agreement (the “Management Agreement”), dated as of June 27, 2017, among the Company, the Operating Partnership and the Manager;

4)             the Exclusivity and Expense Reimbursement Agreement (the “Exclusivity Agreement”), dated as of June 27, 2017, between the Company and iStar Inc. (“iStar”);

5)             the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of June 27, 2017, between the Company and iStar;

6)             the Initial Portfolio Agreement (the “Initial Portfolio Agreement”), dated as of June 27, 2017, among the Company, the Operating Partnership and iStar;

7)             the Option Purchase Agreement (the “Option GNL Agreement”), dated as of June 27, 2017, between the Operating Partnership and iStar;

8)             the Assignment, Assumption and Transfer Agreement relating to 6201 Hollywood Boulevard (the “North Assignment Agreement”), dated as of June 27, 2017, between the Operating Partnership and iStar REO Holdings TRS LLC; and

9)             the Assignment, Assumption and Transfer Agreement relating to 6200 Hollywood Boulevard (the “South Assignment Agreement”), dated as of June 27, 2017, between the Operating Partnership and iStar REO Holdings TRS LLC.

The Underwriting Agreement, LPA, the Management Agreement, the Exclusivity Agreement, the Registration Rights Agreement, the Initial Portfolio Agreement, the Option GNL Agreement, the North Assignment Agreement and the South Assignment Agreement are filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, and are each incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and described in the Prospectus.

Revolving Credit Facility

On June 27, 2017, the Company, entered into a credit agreement (the “Credit Agreement”), as the borrower, with the General Partner, the Operating Partnership and certain subsidiaries of the Operating Partnership form time to time party thereto, as guarantors, Bank of America, N.A., as administrative agent, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as L/C issuers, and the other lenders party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as joint lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole bookrunner. The Credit Agreement provides for a secured revolving credit facility with aggregate secured borrowing capacity of up to $300.0 million, subject to borrowing base availability and certain other conditions. The borrowers may, subject to certain conditions, including obtaining additional commitments from lenders, request additional commitments under the credit facility to increase the aggregate commitments to up to $500.0 million. Availability of borrowings is based on a borrowing base of assets comprised of ground net leases (“GNLs”) and first priority mortgage loans held by the Company on GNLs owned by third parties; provided, however, that GNLs of unimproved land or properties under development may not exceed 10% of the borrowing base assets and mortgage loans may not exceed 10% of the mortgage assets.

The Credit Agreement has an initial maturity of June 27, 2020, which may be extended for an additional year no more than two times upon the payment of applicable fees and satisfaction of certain other conditions. Borrowings under the Credit Agreement will bear interest at a per annum rate of applicable LIBOR plus 1.35%. The applicable LIBOR will be the rate with a term equivalent to the interest period applicable to the relevant borrowing. The facility is freely prepayable at any time and is mandatorily prepayable by the Company if the borrowing base availability is at any time less than zero (in an amount equal to such deficiency in coverage).

The General Partner, the Operating Partnership and each of the Operating Partnership’s subsidiaries that owns a direct or indirect interest in a borrowing base asset will be guarantors under the Credit Facility (and, other than the Operating Partnership and any direct or indirect owner thereof, have its equity pledged) until the Company receives an investment grade corporate credit rating from S&P Global Ratings or Moodys Investors Service, Inc. Under certain circumstances, the Company may also be required to grant mortgages to the lenders on borrowing base assets.

The Credit Agreement contains representations, warranties, covenants, terms and conditions customary for transactions of this type, including but not limited to:

•                       a limitation on total consolidated leverage of not more than 70%, or 75% for no more than 180 days, of total consolidated assets;

•                       a consolidated fixed charge coverage ratio of at least 1.45x;

•                       a consolidated tangible net worth of at least $269,994,750 plus 75% of future issuances of net equity;

•                       a consolidated secured leverage ratio of not more than 70%, or 75% for no more than 180 days, of total consolidated assets;

•                       a secured recourse debt ratio of not more than 5.0% of total consolidated assets;

•                       limitations on the Company’s ability to pay distributions to its stockholders;

•                       limitations on indebtedness, liens, fundamental changes, borrowing base asset dispositions, restricted payments, investments, negative pledges, lines of business and transactions with affiliates; and

•                       default provisions, including defaults for non-payment, breach of representations and warranties, insolvency, non-performance of covenants, cross-defaults and guarantor defaults.

The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.9 and incorporated herein by reference.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank PLC are each an underwriter or an affiliate of an underwriter in the Offering.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated in the Prospectus, on June 27, 2017, Ms. Robin Josephs, Mr. Jay S. Nydick and Mr. Stefan M. Selig became directors of the Company. On that date, as contemplated in the Prospectus, the Company granted to each of Mr. Dean S. Adler, Ms. Robin Josephs, Mr. Jay S. Nydick and Mr. Stefan M. Selig, the Company’s directors, 10,000 shares of common stock under the Safety, Income and Growth, Inc. 2017 Equity Incentive Plan (the “Equity Incentive Plan”), representing an initial grant in consideration of the director’s agreement to serve on the Company’s board of directors. For biographical information on the new directors, see “Management—Our Directors and Director Nominees” in the Prospectus. For further information regarding the Equity Incentive Plan, see “Management—Equity Incentive Plan” in the Prospectus.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, the Company filed Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland and adopted new Bylaws. The Articles of Amendment and Restatement and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. The terms of the Articles of Amendment and Restatement and the Bylaws are substantially the same as the terms set forth in the forms of such documents filed as exhibits to the Registration Statement and described in the Prospectus.

Item 8.01                                           Other Events.

On June 27, 2017, the Company completed the Offering by issuing 10,250,000 shares of Common Stock for cash consideration of $20.00 per share to a syndicate of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Barclays Capital Inc. The other underwriters in the syndicate were Citigroup Global Markets Inc., Raymond James & Associates, Inc. and Mizuho Securities USA LLC. On June 27, 2017, the Company completed the concurrent iStar placement by issuing 2,250,000 shares of Common Stock for cash consideration of $20.00 per share to iStar for an aggregate purchase price of $45.0 million. iStar has agreed to pay the underwriting discounts and commissions payable to the underwriters in connection with the Offering, the Company’s other offering expenses and the Company’s expenses incurred in connection with the concurrent iStar placement, in an aggregate amount not to exceed $25.0 million.

Item 9.01                                           Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of June 21, 2017, among Safety, Income and Growth, Inc., Safety Income and Growth Operating Partnership LP and SFTY Manager LLC, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein, on the other hand

3.1	Articles of Amendment and Restatement of Safety, Income and Growth, Inc., dated as of June 23, 2017

3.2	Bylaws of Safety, Income and Growth, Inc., dated as of June 27, 2017

10.1	First Amended and Restated Limited Partnership Agreement of Safety Income and Growth Operating Partnership LP, dated as of June 27, 2017, among Safety, Income and Growth, Inc. and SIGOP GenPar LLC

10.2	Management Agreement, dated as of June 27, 2017, among Safety, Income and Growth, Inc., Safety Income and Growth Operating Partnership LP and SFTY Manager LLC

10.3	Exclusivity and Expense Reimbursement Agreement, dated as of June 27, 2017, between Safety, Income and Growth, Inc. and iStar Inc.

10.4	Registration Rights Agreement, dated as of June 27, 2017, between Safety, Income and Growth, Inc. and iStar Inc.

10.5	Initial Portfolio Agreement, dated as of June 27, 2017, among Safety, Income and Growth, Inc., Safety Income and Growth Operating Partnership LP and iStar Inc.

10.6	Option Purchase Agreement, dated as of June 27, 2017, between Safety Income and Growth Operating Partnership LP and iStar Inc.

10.7	Assignment, Assumption and Transfer Agreement relating to 6201 Hollywood Boulevard, dated as of June 27, 2017, between Safety Income and Growth Operating Partnership LP and iStar REO Holdings TRS LLC

10.8	Assignment, Assumption and Transfer Agreement relating to 6200 Hollywood Boulevard, dated as of June 27, 2017, between Safety Income and Growth Operating Partnership LP and iStar REO Holdings TRS LLC

10.9

Credit Agreement, dated as of June 27, 2017, among Safety, Income and Growth, Inc., as borrower, SIGOP GenPar LLC, Safety Income and Growth Operating Partnership LP and certain of its subsidiaries from time to time party thereto, as guarantors, Bank of America, N.A., as administrative agent, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as L/C issuers and the other lenders party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as joint lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole bookrunner

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY, INCOME AND GROWTH, INC.

	By:	/s/ JAY SUGARMAN
		Name:	Jay Sugarman
		Title:	Chief Executive Officer

Date: June 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of June 21, 2017, among Safety, Income and Growth, Inc., Safety Income and Growth Operating Partnership LP and SFTY Manager LLC, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein, on the other hand

3.1	Articles of Amendment and Restatement of Safety, Income and Growth, Inc., dated as of June 23, 2017

3.2	Bylaws of Safety, Income and Growth, Inc., dated as of June 27, 2017

10.1	First Amended and Restated Limited Partnership Agreement of Safety Income and Growth Operating Partnership LP, dated as of June 27, 2017, among Safety, Income and Growth, Inc. and SIGOP GenPar LLC

10.2	Management Agreement, dated as of June 27, 2017, among Safety, Income and Growth, Inc., Safety Income and Growth Operating Partnership LP and SFTY Manager LLC

10.3	Exclusivity and Expense Reimbursement Agreement, dated as of June 27, 2017, between Safety, Income and Growth, Inc. and iStar Inc.

10.4	Registration Rights Agreement, dated as of June 27, 2017, between Safety, Income and Growth, Inc. and iStar Inc.

10.5	Initial Portfolio Agreement, dated as of June 27, 2017, among Safety, Income and Growth, Inc., Safety Income and Growth Operating Partnership LP and iStar Inc.

10.6	Option Purchase Agreement, dated as of June 27, 2017, between Safety Income and Growth Operating Partnership LP and iStar Inc.

10.7	Assignment, Assumption and Transfer Agreement relating to 6201 Hollywood Boulevard, dated as of June 27, 2017, between Safety Income and Growth Operating Partnership LP and iStar REO Holdings TRS LLC

10.8	Assignment, Assumption and Transfer Agreement relating to 6200 Hollywood Boulevard, dated as of June 27, 2017, between Safety Income and Growth Operating Partnership LP and iStar REO Holdings TRS LLC

10.9

Credit Agreement, dated as of June 27, 2017, among Safety, Income and Growth, Inc., as borrower, SIGOP GenPar LLC, Safety Income and Growth Operating Partnership LP and certain of its subsidiaries from time to time party thereto, as guarantors, Bank of America, N.A., as administrative agent, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as L/C issuers and the other lenders party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as joint lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole bookrunner